November 26, 2012 Investor Presentation: Global Eagle Entertainment Inc. GLOBAL EAGLE ENTERTAINMENT

ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT

Global Eagle has filed with the Securities and Exchange Commission (SEC) a preliminary proxy statement of Global Eagle in connection with the proposed business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. Global Eagle stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Global Eagle's solicitation of proxies for the stockholder meeting to be held to approve the business combination because the proxy statement will contain important information about AIA, Row 44, Global Eagle and the proposed business combination. The definitive proxy statement will be mailed to stockholders of Global Eagle as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Global Eagle Acquisition Corp., 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024 Attn.: James A. Graf, Chief Financial Officer.

PARTICIPANTS IN THE SOLICITATION

Global Eagle and its directors and officers may be deemed participants in the solicitation of proxies to Global Eagle's stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in Global Eagle is contained in the proxy statement.

FORWARD LOOKING STATEMENTS

This press release may include "forward looking statements" within the meaning of the "safe harbor" provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the timing of the proposed business combination with Row 44 and AIA, as well as the expected performance, strategies, prospects and other aspects of the businesses of Global Eagle, AIA, Row 44 and the combined company after completion of the proposed business combination, are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Row 44 Merger Agreement or the AIA Stock Purchase Agreement (the "Business Combination Agreements"), (2) the outcome of any legal proceedings that may be instituted against Global Eagle, AIA, Row 44 or others following announcement of the Business Combination Agreements and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreements due to the failure to obtain approval of the stockholders of the Global Eagle or other conditions to closing in the Business Combination Agreements, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Business Combination Agreements; (5) the risk that the proposed transactions disrupt current plans and operations; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that AIA and Row 44 may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement, including those under "Risk Factors" therein, and other filings with the SEC by Global Eagle.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Global Eagle, AIA and Row 44 undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Global Eagle Entertainment Inc.: Presenters Harry E. Sloan Member, Board of Directors Founder, Global Eagle Acquisition Jeff Sagansky Member, Board of Directors Founder, Global Eagle Acquisition Dave Davis Chief Financial Officer John LaValle Chief Operating Officer Member, Board of Directors Chief Executive Officer, Row 44 Ed Shapiro Chairman, Board of Directors Louis B. Martin Member, Board of Directors Chief Executive Officer, AIA 2

GLOBAL EAGLE ENTERTAINMENT 1. Opportunity Overview

Global Eagle to Acquire Satellite Connectivity Leader *Row 44* and 86% of Leading Inflight Content Provider *AIA*

Create the largest entertainment platform for the underserved 3+ billion airline passenger market poised for significant growth

Global Eagle Entertainment Inc.

Only Pure-play Public Company in the IFE Industry

Inflight Satellite-based Connectivity
IPTV / VOD
Wi-Fi Content Delivery

Film, TV, Games
Customer Digital Interface
Paperless Cabin

Experienced Media Executives with Public Company Backgrounds
Studio Relationships at the Highest Level
M&A Expertise

ROW 44

Connectivity Installed on 500+ Planes Expected by Q1 2013

AI ALLIANCE
Advanced Inflight Alliance AG

Providing Entertainment to 130+ Airlines Worldwide

Global Eagle Acquisition Corp.

Capital and Media Industry Relationships
(Initially Capitalized with $190mm in Cash)

Connectivity + Content + Capital = Unique Growth Platform

An Entertainment-in-Motion Powerhouse is Born

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8,423 9,147 9,939 10,773 11,662 12,650 2011 2012E 2013E 2014E 2015E 2016E 10,763 1,660 9,103 5,279 3,209 2,574 1,359 3,933 11,678 6,638 14,382 635 18,315 13,972 2,294 2011 Active Worldwide Fleet Retirements Current Active in 2016E New Deliveries 2016E Active Worldwide Fleet Widebody Narrowbody Passengers 2.83 2.97 3.10 3.25 3.40 3.56 2011 2012E 2013E 2014E 2015E 2016E Total 1,840 2,520 3,090 3,660 4,220 2012E 2013E 2014E 2015E 2016E Global Passengers (3) (in billions) Global Aircraft Fleet Forecast (4) Growth in Passengers & Aircraft Explosion in Availability of Entertainment and Content Aircraft Equipped with Connectivity (1) Aircraft with IFE Installed (2) (1) IMDC. (2) 2011 - 2015 figures provided by IMDC. 2011 - 2015 CAGR used to forecast 2016 estimate. (3) 2011 - 2013 figures from the IATA September 2012 Industry Financial Forecast Report. 2011 - 2013 CAGR used to forecast 2014 – 2016 estimates. (4) Data provided by Seabury Group. 2012E Penetration Rate: 13% 2016E Penetration Rate: 22% 2011A Penetration Rate: 60% 2016E Penetration Rate: 69% Strong Secular Demand For Inflight Services 5

Vertical and Horizontal Consolidation Platform Global Eagle Entertainment: Only Full Service Platform Inflight Connectivity Internet IPTV Email TV / Movies On Demand Games Shopping Audio IFE Magazines / Newspapers SMS Texting Ad Sales Content Mgmt Paperless Cabin Inflight Content Tapping into the $3.0 Billion Content & Connectivity Market (1) (1) “ Global Commercial Aviation In Flight Entertainment & Communications Market ” report by MarketsandMarkets. 6

Transaction Overview  All major shareholders in both Row 44 and AIA are rolling their interests for shares in Global Eagle Entertainment – Global Eagle issues approximately 14.4 million non - voting shares of common stock in exchange for PAR Investment Partners’ 86% stake in AIA – Global Eagle issues approximately 22.5 million shares of common stock (post certain adjustments) to acquire 100% of Row 44 (total enterprise valuation of $250 million)  Approximately 60.0 million shares of capital stock outstanding post - transaction (1)  Leading institutional investors have entered into backstop agreements committing to purchase approximately 7 million shares at $10.00 per share to the extent of redemptions  Conditions to closing – No more than 15.0 million of existing 19.0 million public shares can be redeemed – Global Eagle and Row 44 shareholder approval (1) Pro forma share count assumes no Global Eagle public shareholders exercise their redemption rights and backstop investors do not exercise their options to purchase Global Eagle shares pursuant to the purchase options in their backstop agreements. Includes 0.9mm Global Eagle sponsor earnout shares, which the spo nsor will forfeit if the post - closing trading price does not reach $13.00 per share for at least 20 days in a 30 day period. Assumes 22.5mm shares issued to Row 44 equityholders and payment by Ro w 44 of approximately $12mm cash to PAR, as the first party to commit to a backstop agreement. Global Eagle Entertainment Row 44 AIA 100% 86% 7

Transaction Overview (Continued)

Pro Forma Equity Ownership [1]



AIA
5%
Other Row 44
16%
GEAC Public
32%
GEAC Founders
7%
PAR Investment
Partners
40%

Pro Forma Global Eagle Entertainment Implied Value

($ in millions)	No Redemption, No Call Option [1]	Max Redemption
Row 44 Equity Value	$225	$225
PAR Capital's Stake in AIA	144	144
Global Eagle Equity Value[2]	232	82
PAR's Share of Backstop	--	48
Putnam's Share of Backstop	--	24
Total Equity Value	**$601**	**$522**
Less: Net Cash[3]	(169)	(90)
Plus: Minority Interest[4]	21	21
Less: Pro Forma AIA Stake in Row 44	(29)	(29)
Total Firm Value	**$424**	**$424**
CY '14E Adj. EBITDA [5][6]	$75	$75
Implied FV / '14E Adj. EBITDA[6]	**5.7x**	**5.7x**
Growth Adj. FV / '14E Adj. EBITDA[7]	**0.1x**	**0.1x**

(1) Pro forma ownership assumes no redemptions and PAR Capital and Putnam do not exercise their options to purchase additional shares contained in their backstop agreements. Under the max redemption scenario, GEAC Public owns 8%, GEAC Founders 8%, PAR Capital 55%, Other Row 44 19%, AIA 6% and Putnam 5%.
(2) Excludes 26mm warrants exercisable at a strike price of $11.50. Assumes that 3.243mm founder shares and 0.926mm founder earnout shares are included in share count.
(3) Represents 12/31/12E AIA & Row 44 net cash of $10.9 mm, Global Eagle cash at transaction close of $189.8 mm, less $20.9mm in transaction related expenses and the $12mm consideration to PAR Capital, as the first party to commit to a backstop agreement.
(4) Represents stake in AIA not held by PAR Capital at market price as of 11/13/2012.
(5) Adjusted EBITDA represents a non-GAAP measure of financial results and reflects revenues less operating expenses, excluding depreciation and amortization.
(6) Reflects 100% of AIA Adj. EBITDA; Global Eagle Entertainment Inc. will own 86% of AIA's outstanding shares at closing.
(7) 2013E – 2015E EBITDA CAGR: 70.9%.

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Pro Forma Organizational Overview Global Eagle Entertainment Connectivity Content Divisional CEO: Louis B. Martin Divisional CEO: John LaValle Execution Plan: Key Events 2014 Global Eagle Entertainment Chairman: Ed Shapiro VP/CFO: Dave Davis COO: John LaValle VP/General Counsel: Mike Pigott Headquarters: Los Angeles  June 2012: AIA completes minority investment in Row 44  2H 2012 / 2013 Post - Closing: Companies begin coordinating on portal development Sales teams cross - selling full product suite to customers Mandatory takeover offer for 14% of AIA shares  2013: One company run jointly by one executive management team Combined content sourcing Joint marketing Plans to combine offices and personnel Reducing other redundancies in HR and Finance 9

Combination Rationale x Row 44 extends AIA’s delivery via growing installed base x AIA’s content purchasing power will substantially enhance the quality, breadth and profitability of content filling Row 44’s connectivity platform x AIA’s global sales force of more than 50 sales people can be leveraged to sell Row 44 products – AIA already has a deep relationship with 130 airlines x Product pricing flexibility to drive growth and profitability for each business x Ability to exploit product, operational and technical expertise of each individual platform across the combined entity x Rationalize offices and personnel 10 “ Harry Sloan And Jeff Sagansky Pay $430M To Create Inflight Entertainment Colossus …The Hollywood veterans’ publicly traded Global Eagle Acquisition has agreed to offer stock valued at $430M to buy two companies that will give them a leg up in the fast - growing inflight entertainment business.” - Deadline New York (11/8/2012) “ Deal Ties Together Row 44 and Advanced Inflight Alliance …Two former Hollywood moguls have struck a $430 million deal to consolidate the fast - moving market for in - flight entertainment …The move would position Global Eagle to tap into the proliferation of portable electronics that passengers bring on board, transforming traditional in - flight entertainment on seat - back or overhead screens.” - The Wall Street Journal (11/22/2012)

GLOBAL EAGLE ENTERTAINMENT 2. AIA Overview

Worldwide leader in providing content and services for in - flight entertainment systems AIA: Inflight Entertainment Leader This content has been modified from its original version. It has been edited for content and formatted to fit this screen. Games / Apps Licensing Content Services 1 2 3  Exclusive representative for 60 airlines  Exclusive airline distributor of Lionsgate / Summit and other independent movie products for 130 airlines  Exclusive airline distributor of Asian, Bollywood, European, Latin American and Middle Eastern content  90% market share in inflight games  Only original content creator  Leader in paperless cabin apps (eMeal menu, eDuty Free, eReader, eSurvey, World Traveler)  Post - production services making content usable for airlines – Services include subtitles, editing, encoding, duplicating, integrating, reformatting, voice - over, customizing 12 Source: AIA management.

AIA: Inflight Entertainment Content Leader for 15 years Our Global customer base includes the world’s biggest airlines Distribute to Airlines through AIA Studios International Studios (Asia, Bollywood, Europe, Middle East, French, Latino) Independents Customers We Sell To (70) Others (120) Customers We Represent (60) AIA Customer & Revenue Mix (# of Customers by type) (% of Revenue by Customer Type) AIA is exclusive distributor to airlines of: Games / Apps Represent Airlines in Procuring Content 13 Source: AIA management. Airlines Represented Exclusively 60 Airlines Sold To Indirectly Through 3rd Party Reps 120 Airlines Sold To Directly 70 Airlines Represented Exclusively 60% Airlines Sold To Directly 25% Airlines Sold To Indirectly Through 3rd Party Reps 15%

Inflight Entertainment Competitive Landscape Market Share  25 - 30% Content  >90% Games  >40% Apps 25% Content 20% Content 15 - 20% Content 10% Content Shareholders  Global Eagle Public  Par Investment Partners  AIA Public (14% of AIA)  WPP Group  Privately held  Greenhill Capital Partners  Management Considerations ▲ Only IFE one stop shop to airlines ▲ Leader in providing cutting edge interactive passenger experience ▲ Only industry player supporting all different hardware environments (more than 40) ▲ Strong recurring revenue base ▲ Best vehicle to contemplate industry consolidation ▲ In - house advertising division – Spafax has strong custom - publishing department ▲ Large global footprint ▼ Weaker than AIA on apps and technical services (e.g. labs) ▲ A lab that has transformed into a content service company ▲ It can spread lab costs over maritime customers as well as airlines ▲ IFE provider to cruise ships ▼ No apps, games or print ▲ Present in developing markets such as Africa, S. America and focus on secondary airlines in Europe e.g. XL, Thompsonfly etc ▲ Asia focused business with presence in Malaysia, Indonesia and Australia Source: AIA management, IMDC, Wall Street Research. Inflight Entertainment Full Service 14

2013 Fleet Products Cost Savings CSP 2014 2012E Fleet Products Cost Savings CSP 2013E Pro Forma AIA EBITDA Contribution to Global Eagle Entertainment Value Driver Growth in Fleet of Existing Airlines Additional Products to Existing Customers Efficiency and Cost Enhancements New CSP Customers  New planes are more likely to have IFE systems  VOD, Live TV, Text  Royalties  London Rent  Distribution Fees  DTI Royalty costs  Growth in direct relationships with new airlines $22.3 2012E Adj. EBITDA 2013E Adj. EBITDA 2014E Adj. EBITDA 2013E Adj. EBITDA 2014E Adjusted EBITDA Bridge ($ in millions) 2013E Adjusted EBITDA Bridge ($ in millions) $5.0 $0.5 $3.8 $1.0 $31.7 $31.7 $0.8 $3.1 $3.0 $38.0 15 Source: Based on pro forma combined company model. Note: Reflects 100% of AIA Adj. EBITDA; Global Eagle Entertainment Inc. will own 86% of AIA’s outstanding shares at closing. (1) Pro Forma Adjusted EBITDA is net of intercompany earnings. (1) (1)

GLOBAL EAGLE ENTERTAINMENT 3. Row 44 Overview

Row 44: Inflight Connectivity Leader Current Fleet of Customer Aircraft (~425 Installations)  370 Installations / 541 orders  12 orders (potential additional 16 orders)  48 Installations / 61 orders (potential additional 220 orders)  5 orders (potential additional 23 orders)  7 orders (potential additional 44 orders) Evolution of Company October 2012 UTair signed January 2010 FCC license granted Southwest signed Q2 2012 Launched IPTV trial with SWA Q3 2012 IPTV program with SWA goes fleet wide June 2012 300 th installation March 2012 200 th installation August 2011 100 th installation November 2012 400 th installation May 2012 Transaero Airlines and IcelandAir signed Row 44 Provides Leading Connectivity Technology  Leading provider of inflight internet connectivity that can cover both land AND sea  Ku - band technology provides high speed broadband internet via a flexible and scalable satellite platform  Entertainment portal provides significant revenue streams (Live television, Video on Demand, Text & telephony)  Exclusive relationship with Hughes in North America, the largest satellite ISP in the world January 2011 Norwegian Airlines signed  Proprietary model for a captive audience  Unlimited number of potential customers  Technology that can be relevant for decades Idea Generation Social evolution where constant connectivity is a way of life. Investment Thesis 17 Source: Row 44 management.

Superior Technology Covering Land and Sea Scalable, Ubiquitous, Global Platform For The Future Source: Row 44 management.  Current coverage allows Row 44 to hold discussions with multiple airlines around the world, some of which have RFP’s for IFE and connectivity systems  Row 44 is already providing services to airlines operating over four continents and is well positioned to add new airlines as we can easily turn on coverage and dynamically add bandwidth 18

Significant Competitive Advantages Row 44 is a leader in the Connectivity space x Robust & proven satellite based solution – providing continuous coverage over land and sea x Offers flexible and aligned business models for the airline (branded or private label options) x Coverage for both long and short haul aircraft routes enabling an airline to select Row 44 for either or both fleets x High bandwidth solution delivers a broad range of revenue – producing, passenger satisfying services x Internet access, IPTV, and Portal services (text, telephony, and e - commerce) x Engineering, aeronautical and regulatory expertise, combined with rapid installations provides turnkey solution for airlines 19

Connectivity Competitive Landscape

	Full Service	Connectivity			
		Panasonic	gogo	LiveTV	onair
Platform	Ku-band	Ku-band	Air-to-Ground	Ka-band	L-band
Installations					
Satellite	Over 425	100 Ku-band 90-95 L-band	N/A		
Land based	N/A	N/A	1,600		
Shareholders	• Global Eagle Public • Par Investment Partners • AIA Public (14% of AIA)	• Nippon Life Ins. Co. • Sumitomo Mitsui Financial Group • Sumitomo Life Ins. Co.	• Ripplewood Investments LLC • Oakleigh Thorne	• JetBlue	• Airbus • SITA
Considerations	▲ Service is available globally over land and sea ▲ Ku-band delivers highest speed and can seamlessly handle large amounts of data ▲ Solutions installed more rapidly than other satellite based solutions ▲ Flexible business model to support airlines' ideas for connectivity services	▼ 2-4x Row 44's installation time ▼ Hardware cost approximately 1.5 – 2.0x Row 44's ▼ United contract will require development of new antenna	▼ Current system does not operate over water; $750 million already invested to deploy ATG system and fund startup ▼ Relatively lower bandwidth limits operation of services ▼ Country specific regulations make serial connectivity outside the U.S. challenging ▼ Acknowledged need to develop satellite band connectivity	▼ Current development of satellite-based system is unclear, although announced intention to launch by year-end ▼ Ka-band connectivity for mobile objects is still a work in progress ▼ Global Ka availability will likely not come to market until at least 2014 through Global Xpress	▼ Low bandwidth limits revenue-producing services ▼ Cannot offer live TV, and no content deals to offer airlines ▼ Infrastructure based on older technologies ▼ Relatively higher cost / MB, even after recent reductions

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Source: Row 44 management, IMDC, Wall Street Research.

Adjusted EBITDA Expected to Grow to $37 million in 2014  727 installations through 2014  Wi - Fi usage at Southwest estimated at approximately 6.5% in 2014, which we believe to be conservative  $50mm improvement in content EBITDA driven by introduction and fleet - wide rollout of TV / IPTV and portal products  Assumes no additional customers – very conservative PF 2012 Row 44 AIA PF 2013 Row 44 AIA PF 2014 Row 44 Adjusted EBITDA Bridge ($ millions) PF 2012 PF 2013 PF 2014 ($25) $7 $18 $0 $5 $32 $37 Connectivity (Wi - Fi and equipment) Content (TV, IPTV, Portal) Connectivity (Wi - Fi and equipment) Content (TV, IPTV, Portal) 21 Source: Row 44 management.

GLOBAL EAGLE ENTERTAINMENT 4. Summary Financials

Global Eagle Entertainment Adjusted EBITDA Bridge

Illustrative Guidance

- Connectivity Adjusted EBITDA growth attributable to:
  - Increase in number of planes equipped with connectivity from existing customers
  - Growth in number of passengers with Wi-Fi devices
  - Rising Wi-Fi take rate
- Content Adjusted EBITDA growth attributable to:
  - Introduction, expansion and rollout of TV / IPTV and portal products
  - Fleet expansion programs with existing customers
  - Increase in revenue from existing customers



($ millions)
($2.7)
$7.0
$27.4
$31.7
$5.0
$38.9
$75.0
PF 2012
Connectivity
Content
PF 2013
Connectivity
Content
PF 2014
ENT
ENT
ENT

	PF 2012	PF 2013	PF 2014
Adj. EBITDA Margin	(1.1%)	11.7%	23.0%

Source: Pro forma combined company model.
Note: Reflects 100% of AIA Adj. EBITDA; Global Eagle Entertainment Inc. will own 86% of AIA's outstanding shares at closing.

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Highly Visible 2014 Adjusted EBITDA Forecast

2014 Adjusted EBITDA Build-up

- $75 million Adjusted EBITDA forecast driven by high margin content sales plus lower margin equipment and Wi-Fi revenue (i.e. "connectivity")
  - 132.5 million passengers assumed to have connectivity access in 2014
  - Currently signed airlines only – significant upside potential

($ in millions, except IFE Installed Aircraft, Revenue per Airplane and Revenue per Passenger)

CONTENT		
Wholesale	**# of A/C**	**Total**
CSP	5,300	$121
Licensing	5,300	51
Games / Apps	3,000	32
Wholesale Revenue		**$204**
Gross Margin %		43%
Wholesale Margin		$87
Consumer		
TV / IPTV / VOD Service		
Average Take Rate		5.75%
Average Price per Session		$5.00
TV / IPTV / VOD Revenue		**$38**
Portal Service[1]		
Revenue per Passenger		$0.15
Portal Revenue		**$19**
Consumer Gross Margin %		87%
Consumer Margin		$49
Total Content Gross Margin		$136

CONNECTIVITY	
Equipment	
2014 Installs	110
Revenue per Airplane	$187,000
Equipment Revenue	**$21**
Gross Margin %	7%
Equipment Margin	$1.5
Internet	
Internet	
Blended Revenue per Passenger	$0.36
Internet Revenue	**$47.7**
Gross Margin %	9%
Internet Margin	$4.5
Total Connectivity Gross Margin	$6.0

Global Eagle Entertainment Financials	
Total Revenue	$328
Gross Margin	142
SG&A	39
Other Overhead	28
2014E Adj. EBITDA	**$75**

Source: Pro forma combined company model, Industry research.
Note: Reflects 100% of AIA Adj. EBITDA; Global Eagle Entertainment Inc. will own 86% of AIA's outstanding shares at closing.
(1) Portal service revenue includes CPM / Advertising revenue, Texting, Sponsorships, Destination Deals, Shopping, and Games / Music.

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GLOBAL EAGLE ENTERTAINMENT 5. Valuation Framework

Market Focus on Unique Growth Opportunities > 20% EBITDA Growth 244 Companies > 30% EBITDA Growth 114 Companies > 40% EBITDA Growth 75 Companies Premium Growth is Rare and Valued by Equity Investors Number of U.S. Listed Companies by EBITDA Growth Average 2014 FV / EBITDA by Growth 214 130 39 28 47 10% -20% 20% -30% 30% -40% 40% -50% > 50% 1 Year EBITDA Growth (%) 7.7x 9.0x 8.0x 8.5x 10.9x 10% -20% 20% -30% 30% -40% 40% -50% > 50% 1 Year EBITDA Growth (%) Source: Bloomberg and Factset consensus estimates. Note: Excludes MLPs, REITs, Utilities, Financials, and market caps < $200mm and > $100bn. Market data as of November 23, 201 2. Company Market Cap 1 Year EBITDA Growth 2014 FV / EBITDA Growth Adj. ’14 EBITDA Multiple $11,081 102.1% 21.6x 0.5x $10,051 95.5% 11.4x 0.7x $803 88.0% 11.5x 0.2x $471 74.6% 10.9x 0.3x $2,112 69.5% 17.2x 0.3x $278 45.8% 13.2x 0.7x $2,202 30.9% 14.6x 0.6x $19,272 20.9% 13.4x 0.7x Select U.S. Listed Companies with Premium Growth > 50% EBITDA Growth 47 Companies Global Eagle Entertainment demonstrates characteristics of premium value that are rare in the public equity markets. 26

An Entertainment-in-Motion Powerhouse is Born

Tapping into the multi-billion dollar inflight content and connectivity marketplace.

AI ALLIANCE
Advanced Inflight Alliance AG

ROW 44

Massive Potential Market Size

- Inflight entertainment and connectivity industry revenues to be in the multi-billion dollar range
- Commercial aircraft fleet expected to grow from 13k to 18k by 2016
- Annual airline passengers expected to exceed 3.5 billion by 2016 (captive eyeballs)

Platform with Content & Connectivity

- AIA has a 50% share of the market for providing unique content to airlines
- AIA's customer base includes 130 airlines comprising over 3,000 airplanes and 500 million travelers annually
- Row 44 is emerging as a potentially dominant global provider of inflight Ku-satellite based connectivity
- Ability to manage content that is available over the inflight network

Superior Products and Numerous Revenue Opportunities

- Develop significant revenue opportunities including:
  - Wi-Fi wireless streaming to mobile devices and IPTV
  - Text and telephony
  - E-Commerce and Destination deals
  - Tailored branding and advertising opportunities
- Full suite of inflight entertainment and connectivity products and services
- AIA's content is ubiquitous for installed IFE
- Robust, tested, scalable Ku-band based system with no geographic constraints and significant available capacity

Well Capitalized Balance Sheet

- $100 – 175 million[1] of balance sheet cash with minimal debt expected at closing
- Significant capital resources coupled with key investors create a platform for consolidation
- Major shareholders rolling into Global Eagle Entertainment

(1) Represents expected balance sheet cash at closing based on minimum and maximum redemption threshold. Excludes exercise of call option by backstop investors in minimum redemption scenario.

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GLOBAL EAGLE ENTERTAINMENT Appendix

Pro Forma Ownership GEAC Public 32% PAR Investment Partners 40% GEAC Founders 7% Other Row 44 16% AIA 5% Pro Forma Ownership – No Redemption, No Call Option Pro Forma Ownership – Post Warrant Conversion (shares in millions) Shares (1) (2) Warrants (3) Total GEAC Public 19.0 6.5 25.5 GEAC Founders 4.2 2.4 6.6 PAR Investment Partners 24.0 -- 24.0 Other Row 44 10.0 -- 10.0 AIA 2.9 -- 2.9 Total 60.1 8.9 69.0 GEAC Public 37% AIA 5% Other Row 44 14% GEAC Founders 10% PAR Investment Partners 35% (1) Initial shares issued and outstanding assuming no redemptions. (2) Includes 0.926 million GEAC Founders’ earnout shares. (3) Fully - diluted share equivalents based on a strike price per warrant of $11.50 and exercise on a cashless basis when the stock tr ading reaches $17.50 per share (assumes treasury stock method). Excludes warrants issuable upon conversion of $500,000 convertible note held by GEAC founders at conversion price of $0.75 pe r w arrant. 29

Row 44: Reliable Inflight Global Broadband Platform Airborne Network: Ubiquitous, Scalable, Global Platform Air - to - Ground Network: Capacity Limitations, Only Available Over Ground Source: Airborne Network from Global Eagle proxy. Air - to - Ground Network from Gogo Inc. S - 1 filing. ATG ANTENNAS CWAP CWAP CWAP GPS & PCS Antennae Consol Unit with Media Communications Unit ATG Broadband Network Cell Site Data Center Gogo Web Portal AAA (Accounting Authentication) Aggregation Router Radio System Controller Traffic Policy System Firewall/NAPT Internet Router Internet and Private Networks BTS Maintenance Network Network Operations Center DNS - NAS Client 30

136.6% 98.1% 62.3% 56.6% 39.7% 34.0% 26.6% 26.5% 25.6% Global Eagle Entertainment FIO Z LNKD TNGO ZIP SIRI LULU KORS EBITDA CAGR (2012E – 2014E) Source: Wall Street research. (1) 2013E – 2014E CAGR due to negative 2012E EBITDA. Mean 46.2% ’13E – ’15E CAGR = 70.9% Comparables Benchmarking (1) Comparables Benchmarking 31

Firm Value / 2013E EBITDA Multiple Firm Value / 2014E EBITDA Multiple 13.4x 30.9x 18.4x 30.9x 15.0x 17.8x 18.7x 14.0x 17.4x Global Eagle Entertainment FIO Z LNKD TNGO ZIP SIRI LULU KORS 5.7x 17.2x 11.5x 21.6x 10.9x 13.2x 13.4x 14.6x 11.4x Global Eagle Entertainment FIO Z LNKD TNGO ZIP SIRI LULU KORS FV / ’13 Revenue ’12 – ’14 EBITDA CAGR Growth Adj. ’13 EBITDA Multiple FV / ’14 Revenue ’13 – ’15 EBITDA CAGR Growth Adj. ’14 EBITDA Multiple Framing the Comparable Universe Mean: 20.4x Mean: 14.2x (1) Note: Market data as of November 23, 2012. (1) 2013E – 2014E CAGR due to negative 2012E EBITDA. 32 1.6x 3.7x 4.0x 7.6x 2.5x 1.2x 5.3x 5.8x 3.8x 136.6% 98.1% 62.3% 56.6% 39.7% 34.0% 26.6% 26.5% 25.6% 0.1x 0.3x 0.3x 0.5x 0.4x 0.5x 0.7x 0.7x 0.5x 1.3x 2.8x 3.0x 5.6x 2.1x 1.1x 4.8x 4.6x 3.1x 70.9% 52.7% 64.2% 46.9% 38.6% 19.9% 19.9% 24.5% 17.1% 0.1x 0.3x 0.2x 0.5x 0.3x 0.7x 0.7x 0.6x 0.7x

Strong Management Team Media & entertainment background, technology expertise and transactional experience necessary to propel combined entity to a market - leading position PAR Capital Management Row 44 AIA Global Eagle Executive / Board Positions in Media and Entertainment Acquisition Integration Experience Technology Expertise Entrepreneurial Success: Driving Growth and IRR P P P P Jeff Sagansky Harry Sloan Airline / Travel Expertise Edward Shapiro John LaValle P Louis B . Martin 33 Dave Davis

Row 44 Management • COO / CFO at high profile, venture capital - backed technology companies • Successfully completed 3 IPOs, a high - value acquisition and one of the largest secondary offerings in internet history • Raised over $1.3 billion in funding in his career  Recognized world expert on AMSS  Founding architect of Row 44 system design  Founder and CEO of Comcore Semiconductor (sold to National Semiconductor in very successful exit)  Former head of business development and President at Stamps.com  Former CEO of PSI, where he led a high - value acquisition  Marketing & Sales at American, Continental, US Airways (most recently as VP of Marketing, Sales and Distribution) John LaValle Chief Executive Officer John Guidon Chief Technology Officer Doug Walner Chief Commercial Officer Travis Christ Chief Sales Officer 34

AIA Management

AI ALLIANCE
Advanced Inflight Alliance AG



Louis B. Martin
Chief Executive Officer

- Co-Founded DTI in 1995
- Hotel vision (set-top Box)
- Created interactive side of I.F.E.
- Joined AIA early 2008 with the sale of DTI
- Network of airlines, hardware, studios (movies & video games), banks and finance
- CPA / CMA – Adm.A (Chartered Administrator)



Wale Adepoju
Chief Strategy Officer

- Director – Thermal Engineering
- CEO – IMDC
- Director of Strategy – Spafax
- Aircraft Analyst – Euromoney
- MA, Air Transport Management – Cranfield University
- B Eng (Hons) Manufacturing Engineering – Kingston University



Micha Lawrence
Chief Commercial Officer

- Chief Executive Officer at Starling Advanced Communications, a TASE-listed company which offers SATCOM, antennas and broadband wireless networking solutions for aircraft



Wolfgang Brand
Chief Financial Officer

- Adidas Group – Strategic Controller
- Telegate AG – Head of Corporate Finance, M&A, IR; Project Manager IPO, execution of several global acquisitions
- Qualified Bank Training, specialized in Capital Markets & Financing
- University Degree in Management
- Specialized in Banking/Corporate Finance/Accounting

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Relevant Experience to Transform Row 44 / AIA

Harry Sloan

- Track record of creating value as a leader of global media companies
- CEO, MGM Studios, 2005 – 2009
- Founder & Chairman, SBS Broadcasting, 1990 – 2005
- CEO & Co-Chairman, New World Entertainment, 1983 – 1989
- Former Co-Chairman, Lionsgate Films, 2004 – 2005

Founded and Built SBS Broadcasting

- Harry founded and built SBS Broadcasting from a base of small Scandinavian stations and turned SBS into the second-largest broadcasting company in Europe
- The SBS success story was preceded by Harry's transformation of New World Entertainment from a B-film library to a dominant U.S. TV production and content company.
- Harry's strategic vision doubled equity values for public shareholders at both SBS and New World within 18 months



Sloan's initial investment $4.5mm
IPO at $13.50 per share
Follow-on offering at $26.00 per share
Sold to KKR/Permira for $2.5bn
IRR: 46%
1990
1993
1994
2005

Jeff Sagansky

- Unmatched experience operating global film and broadcasting companies
- Co-founder & Chairman, Hemisphere Capital, 2008 – Current
- Co-President, Sony Pictures, 1996 – 1998
- President, CBS Entertainment, 1990 – 1994
- Investor in content production companies Blueprint, Phase 4, Content Film

Re-made CBS to In-House Content and Ratings Leader

- Unprecedented rise from worst-rated to first-rated network in eighteen months (1991-92) and remained number one for Jeff's 5 years as CEO
- Had 5 shows in Nielsen top 15 during #1 network run
- Developed in-house owned studio CBS Productions, to create and exploit hits such as *Dr. Quinn Medicine Woman, Evening Shade, Walker Texas Ranger, Touched By an Angel*



Sagansky joins Feb '90
CBS #1 in Ratings
50% share price increase
50%
29%
06/18/90
08/06/91
09/23/92
11/11/93
12/30/94
CBS
S&P 500

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